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                                                                  EXHIBIT 10.10

                                 AMENDMENT ONE
                                     TO THE
                      BUSINESS ALLIANCE PROGRAM AGREEMENT
                                    BETWEEN
                             RESOURCE/PHOENIX, INC.
                                      AND
                               ORACLE CORPORATION

This document ("Amendment One") shall serve to amend the Business Alliance Program Agreement between Resource/Phoenix, Inc. (the "Alliance Member") and Oracle Corporation ("Oracle") dated May 15, 1997 (the "Agreement").

The Agreement is amended as follows:

1.    In line 4 of Section 6.3, "30" shall be deleted and replaced with "60".

2.    Add the following to the end of Section 6.5:

      "Each Sublicense granted by the Alliance Member effective at the time of expiration or termination of this Agreement shall survive such expiration or termination and shall continue in full force and effect until each such Sublicense expires or terminates pursuant to the Sublicense agreement relating to such Sublicense; provided, however, that the Alliance Member shall immediately terminate a Sublicense upon the failure of the Sublicensee to cure a breach of or default under the Sublicense agreement within thirty (30) days after notification to the Sublicensee by the Alliance Member or Oracle of the Sublicensee's failure to comply with its duties and obligations under the applicable Sublicense agreement."

3.    Insert the following at the end of Section 7.4.C:

      "of which the Alliance Member has had notice."

Other than the modifications set forth above, the terms and conditions of the Agreement remain unchanged and in full force and effect.

The Effective Date of this Amendment One is May 15, 1997.

RESOURCE/PHOENIX, INC.                    ORACLE CORPORATION

By: /s/ RAY CHARTRAIN                     By: /s/ LLOYD E. ALEXANDER
    --------------------------                ---------------------------

Name: Ray Chartrain                       Name: Lloyd E. Alexander
      ------------------------                  -------------------------

Title: Director of Information            Title: Manager-East Region
       Technology                                Alliances Sales Support
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